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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 4, 2006
               (Date of Report - date of earliest event reported)


                        Commission File Number 0-5525


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)


                CALIFORNIA                                94-0787340
     (State or other jurisdiction of                   (IRS Employer
       incorporation or organization)                 Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)


                                  (661) 325-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))



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Section 8 - Other Events

Item 8.01  Other Events

PYRAMID OIL COMPANY ANNOUNCES SUBSTANTIAL RESULTS FORM NEW WELLS

     John H. Alexander, President and CEO of Pyramid Oil Company announced today production results from two wells recently completed in the Company's Carneros Creek field, in Kern County, California.

     Production rates from the Company's Santa Fe #18 well is 20 barrels a day of 31 gravity oil. This well was completed in the Point of Rocks formation and was hydraulically fractured with oil and sand.

     The second and most impressive results are from the Company's Anderson #6 well recently completed in a three foot section of the Phacoides formation at a depth of 3,000 feet. The well has been flowing in excess of 100 barrels a day of 32 gravity oil with an estimated 200 to 225 Mcf per day of natural gas. Production is through a 23/64 choke, with 250 psi of surface pressure.

     The Anderson #6 well was completed using a different perforating technique than any of the other wells in this field and immediately hydraulically fractured. All stimulation fluids injected into this well were recovered in less than three days. Several six hour production tests yielded flow rates exceeding 600 barrels per day.

     Mr. Alexander stated that the production results from the Company's Anderson #6 well are by far the best results of any Phacoides formation wells in the Carneros Creek field and will increase the Company's daily oil and gas production and reserves.

     The Company has a number of existing wells in the Carneros Creek field with the Phacoides formation present and behind pipe. Management is developing re-completion programs to begin utilizing this different completion method in several of the existing wells both in the Phacoides formation and other formations present in the field. This new completion procedure will be utilized on the Company's Santa Fe #17 well in the near future.

ABOUT PYRAMID OIL COMPANY

     Founded in 1909, Pyramid Oil Company explores for, develops, and sells crude oil and natural gas. Its current operations are primarily in the Bakersfield, California area.

Information Regarding Forward Looking Statements

     Certain statements and information included in this press release constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995, including statements regarding the completion and testing of wells. Forward -looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from

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forecasted results.  Factors that could cause or contribute to such differences include, but are not limited to the value of crude oil or the performance of these wells.


                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: May 4, 2006

                                             JOHN H. ALEXANDER
                                        By: -------------------
                                             John H. Alexander
                                                 President